2025 ANNUAL MEETING

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Civitas Resources, Inc.

(Name of Registrant As Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! CIVITAS RESOURCES, INC. C/0 BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 CIVITAS RESOURCES, INC. 2025 Annual Meeting Vote by June 3, 2025 11:59 PM ET You invested in CIVITAS RESOURCES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 4, 2025. Vote Virtually at the Meeting* June 4, 2025 12:00 Noon (MDT) Virtually at: www.virtualshareholdermeeting.com/CIVI2025 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V68203-P30057 Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 21, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V68204-P30057 1. To elect ten directors named in the proxy statement to our board of directors; For Nominees: 01) Wouter van Kempen 02) Deborah Byers 03) Morris R. Clark 04) Carrie M. Fox 05) Lloyd W. “Billy” Helms, Jr. 06) Carrie L. Hudak 07) James M. Trimble 08) Howard A. Willard III 09) Jeffrey E. Wojahn 10) M. Christopher Doyle 2. To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accountant for 2025; and For 3. To approve, on an advisory basis, the compensation of our named executive officers. For NOTE: To transact such other business as may properly come before the Annual Meeting.